UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 2, 2024

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50056	05-0527861
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
4200 B Stone Road
Kilgore, Texas                              75662
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 2, 2024, Martin Midstream Partners L.P. (“MMLP” or the “Partnership”) (i) issued a press release with respect to its special meeting of unitholders scheduled for December 30, 2024, which press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference, (ii) sent a letter to its unitholders, which letter is furnished as Exhibit 99.2 hereto and is incorporated herein by reference, and (iii) sent a notice to its employees, which notice is furnished as Exhibit 99.3 hereto and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report includes “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). Forward-looking statements are identified by words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “should,” “will” or similar expressions. These forward-looking statements and all references to the transaction described herein rely on a number of assumptions concerning future events and are subject to a number of uncertainties, including (i) the ability of the parties to consummate the transaction in the anticipated timeframe or at all, including the ability of Martin Resource Management Corporation (“MRMC”) to fund the aggregate merger consideration; risks related to the satisfaction or waiver of the conditions to closing the transaction in the anticipated timeframe or at all; risks related to obtaining the requisite regulatory approval and MMLP unitholder approval; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs associated with the transaction; and the risk of litigation and/or regulatory actions related to the transaction, (ii) uncertainties relating to MMLP’s future cash flows and operations, (iii) MMLP’s ability to pay future distributions, (iv) future market conditions, (v) current and future governmental regulation, (vi) future taxation, and (vii) other factors, many of which are outside MMLP’s control, which could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in MMLP’s annual and quarterly reports filed from time to time with the SEC as well as MMLP’s definitive proxy statement filed with the SEC on November 27, 2024. Forward-looking statements speak only as of the date they are made, and MMLP disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise except where required to do so by law.

IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION

In connection with the proposed merger, MMLP has filed with the SEC and furnished to MMLP’s unitholders the definitive proxy statement on Schedule 14A and a proxy card. MMLP, MRMC and certain of their affiliates have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. This material is not a substitute for the Merger Agreement, the proxy statement or the Schedule 13E-3 or for any other document that MMLP has filed with the SEC in connection with the proposed transaction. The final proxy statement was mailed to MMLP’s unitholders on or about November 27, 2024 to the unitholders of record as of the close of business on November 8, 2024. BEFORE MAKING ANY VOTING DECISION, MMLP’S UNITHOLDERS ARE URGED TO READ THE MERGER AGREEMENT, THE PROXY STATEMENT AND THE SCHEDULE 13E-3 AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT OR SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders may obtain free copies of the proxy statement and other relevant documents filed with the SEC by MMLP through the website maintained by the SEC at www.sec.gov. In addition, the proxy statement, the Schedule 13E-3, and other documents filed with the SEC by MMLP are available free of charge through MMLP’s website at www.MMLP.com, in the “Investor Relations” tab, or by contacting MMLP’s Investor Relations Department at (877) 256-6644.

PARTICIPANTS IN THE SOLICITATION

MMLP and the directors and executive officers of MMLP’s general partner, and MRMC and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from MMLP’s unitholders in respect of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of MMLP in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are included in the proxy statement, as filed with the SEC on November 27, 2024, and other relevant materials filed with the SEC. Information about the directors and executive officers of MMLP’s general partner and their ownership of MMLP common units is also set forth in MMLP’s Form 10-K for the year ended December 31, 2023, as previously filed with the SEC on February 21, 2024. To the extent that their holdings of MMLP’s common units have changed since the amounts set forth in MMLP’s Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the paragraphs above.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description
99.1	Press release dated December 2, 2024
99.2	Unitholder Letter
99.3	Employee Notice
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: December 2, 2024	By: /s/ Sharon L. Taylor
Sharon L. Taylor
Executive Vice President and Chief Financial Officer